Exhibit 99.1

Company Contact:

Peter Sands

W. P. Carey Inc.

212-492-1110

psands@wpcarey.com

Press Contact:

Guy Lawrence

Ross & Lawrence

212-308-3333

gblawrence@rosslawpr.com

W. P. Carey Inc. Announces Offering of Senior Unsecured Notes

New York, NY – March 11, 2014 – W. P. Carey Inc. (NYSE: WPC) announced today that it intends to offer, subject to market and other conditions, senior unsecured notes (the “Notes”).

W. P. Carey intends to use the net proceeds from this offering for working capital and general corporate purposes, including the repayment of certain amounts outstanding under its senior unsecured credit facility and certain existing mortgage indebtedness over time, and making investments in the normal course of business.

J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities LLC are acting as joint book-running managers for the Notes offering.

The Notes are being offered pursuant to an automatic shelf registration statement that became effective upon filing with the SEC on March 7, 2014. Before making an investment in the Notes, potential investors should read the preliminary prospectus supplement, the accompanying prospectus and the related free writing prospectus for more complete information about W. P. Carey and the offering. Potential investors may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, potential investors can contact any underwriter or dealer participating in the offering, who will arrange to send them these documents: J.P. Morgan Securities LLC, at 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk – 3rd floor, Telephone: (212) 834-4533; Citigroup Global Markets Inc. c/o Broadridge Financial Solutions at 1155 Long Island Avenue, Edgewood, New Jersey 11717, Telephone: 1-800-831-9146, email: batprospectusdept@citi.com and Wells Fargo Securities, LLC at 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, Attention: Capital Markets Client Support, Telephone: 1-800-326-5897, email: cmclientsupport@wellsfargo.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer or sale of the Notes will be made only by means of a prospectus supplement relating to the offering of the Notes and the accompanying prospectus.

Forward-Looking Statements

Certain of the matters discussed in this press release constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements represent W. P. Carey’s expectations and beliefs concerning future events, and no assurance can be given that the future results described in this press release will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. The factors and assumptions upon which any forward-looking statements herein are based are subject to risks and uncertainties which include, among others, risks associated with the offering of the Notes, including whether such offering of the Notes will be successful and on what terms it may be completed, the risk factors set forth in W. P. Carey’s most recent Annual Report on Form 10-K and other factors over which it has little or no control. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

W. P. Carey Inc.

W. P. Carey Inc. is a leading global net-lease REIT that provides long-term sale-leaseback and build-to-suit financing solutions for companies worldwide. It also acts as the manager to a series of non-traded REITs.